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                                                                   EXHIBIT 10.69




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                            BOND GUARANTY AGREEMENT


                                    between


                            MCCLAIN OF ALABAMA, INC.


                                      and


                             LASALLE NATIONAL BANK


                           DATED AS OF APRIL 1, 1997




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                 BOND GUARANTY AGREEMENT between MCCLAIN OF ALABAMA, INC., a corporation organized under the laws of Michigan (herein called the "Company"), and LASALLE NATIONAL BANK, a national banking association in its capacity as trustee under the Trust Indenture to which reference is hereinafter made (said Bank being herein called the "Trustee"),


                                R E C I T A L S


                 Contemporaneously with the execution and delivery of this Guaranty Agreement, The Industrial Development Board of the City of Demopolis, a public corporation and instrumentality organized under the laws of the State of Alabama (herein called the "Board") will enter into a Trust Indenture dated as of April 1, 1997 (herein called the "Indenture") with the Trustee, under which the Board will issue its Industrial Revenue Bonds, McClain of Alabama, Inc. Series 1997 (herein called the "Bonds"), in the aggregate principal amount of $5,225,000. The proceeds of the Bonds will be used to finance the costs of the construction of improvements to a manufacturing plant and the acquisition and installation therein of certain items of machinery, equipment and other personal property (the real property on which said plant is located, said plant and said machinery, equipment and other personal property herein together called the "Project"), all for lease to the Company. Also contemporaneously with the execution and delivery of this Guaranty Agreement, the Board will enter into a Lease Agreement dated as of April 1, 1997 (herein called the "Lease") whereby the Board will lease the Project to the Company at and for a rental sufficient to pay the principal of and the interest (and premium, if any) on the Bonds as said principal, interest and premium, respectively, become due and to provide for the purchase of Bonds in accordance with the provisions of the Indenture.


                 In order to induce the original purchaser of the Bonds to purchase the Bonds and in order to enhance the marketability of the Bonds to subsequent purchasers, thereby achieving a lower interest rate on the Bonds which will be reflected in a lower rental cost of the Project to the Company, the Company has entered into this Guaranty Agreement with the Trustee for the benefit of all who shall at any time be holders of any of the Bonds.


                 NOW, THEREFORE, in consideration of the premises and of the respective agreements herein contained, it is hereby agreed among the Company, the Trustee, and the holders of all the Bonds issued under the Indenture (the holders of the Bonds evidencing their consent hereto by their acceptance of the Bonds and the Company and the Trustee evidencing their consent hereto by their execution hereof), each with each of the others, as follows:





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                 SECTION 1.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
The Company hereby represents and warrants that it is a corporation duly organized and in good standing under the laws of the State of Michigan; that it is not in violation of any provisions of its certificate of incorporation, or the laws of the State of Michigan; that it is duly qualified and in good standing as a foreign corporation in the State of Alabama; that it has power to enter into this Guaranty Agreement and has duly authorized the execution and delivery of this Guaranty Agreement by proper corporate action; and that no provision of this Guaranty Agreement violates or constitutes a default under any agreement, instrument, or indenture to which it is a party, or violates any provision of its certificate of incorporation, or contravenes any other requirement of law to which it may be subject.


                 SECTION 2. GUARANTY OF THE BONDS. The Company hereby unconditionally guarantees to the Trustee for the benefit of the holders from time to time of the Bonds (a) the full and prompt payment of the principal of the Bonds and the premium, if any, payable on redemption thereof when and as the same shall become due, whether at the stated maturity thereof, by acceleration, call for redemption or otherwise, (b) the full and prompt payment of the interest on the Bonds when and as the same shall become due and (c) the full and prompt payment of all amounts required for the purchase of Bonds pursuant to the Indenture when and as the same shall become due. All payments by the Company on account of this Guaranty Agreement shall be paid in lawful money of the United States of America. The guarantee of the Company herein shall be for the equal and pro rata protection and benefit of the holders, present and future, of the Bonds, if, as, when and to the extent issued, equally, and ratably, without preference, priority or distinction of any over others by reason of priority in issuance or acquisition or otherwise. Each and every default in payment of the principal of, the premium, if any, payable on redemption of, or the interest on any of the Bonds, or the purchase price of any Bond shall give rise to a separate cause of action hereunder, and separate suits may be brought hereunder as each cause of action arises.


                 SECTION 3. OBLIGATIONS ABSOLUTE AND UNCONDITIONAL. The obligations of the Company under this Guaranty Agreement shall be absolute and unconditional and shall remain in full force and effect (except where a longer period is specified) until the principal of, the premium (if any) and the interest on all of the Bonds shall have been paid or provision for the payment thereof shall have been made in accordance with the terms of the Indenture, and such obligation shall not be discharged, impaired, modified or otherwise affected upon the happening from time to time of any event, including, without limitation thereto, any of the following, whether or not with notice to, or the consent of, the Company:


                 (a) The compromise, settlement, release or termination of any or all of the obligations, covenants or agreements of the Board or the Company under the Lease or the Indenture;





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                 (b)      The failure to give notice to the Company of the
         occurrence of an event of default under the terms and provisions of the Lease, the Indenture or this Guaranty Agreement;


                 (c) The assignment, pledge or mortgaging or the purported assignment, pledge or mortgaging of all or any part of the interest of the Board in the Lease or the Project or the revenues therefrom;


                 (d) The waiver of the payment, performance or observance by the Board or the Company of any of the obligations, covenants or agreements of either of them contained in the Lease, the Indenture or this Guaranty Agreement;


                 (e) The extension of the time for payment of the principal of, the premium (if any) or the interest on, any of the Bonds or the extension of the time for the performance of any other obligations, covenants or agreements of the Board or the Company under the Lease, the Indenture or this Guaranty Agreement or under any renewals or extensions thereof or successor agreements thereto;


                 (f) The modification or amendment (whether material or otherwise) of any obligation, covenant or agreement on the part of the Board or the Company contained in the Lease, the Indenture or this Guaranty Agreement;


                 (g) Any failure, omission, delay or lack on the part of the Board or the Trustee, or any assignee or successor of either of them, to enforce, assert or exercise any right, power or remedy conferred upon the Trustee by this Guaranty Agreement or upon the Board or the Trustee by the Lease or the Indenture or any other act or acts on the part of the Board, the Trustee, or any of the holders from time to time of the Bonds;


                 (h) The bankruptcy, insolvency, reorganization, appointment of a receiver for, or (except as otherwise permitted in the Lease, the Indenture or this Guaranty Agreement) dissolution of the Company, the Board, or the Trustee, or the entering by any or all of them into an agreement of composition with creditors, or the making by any or all of them of an assignment for the benefit of creditors;


                 (i) The assertion of any rights of set-off, recoupment or counterclaim which the Company might otherwise have against the Board or the Trustee;





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                 (j)      The default or failure of the Company to fully
         perform any of its obligations, covenants or agreements contained in the Lease;


                 (k) The release or discharge of the Company by operation of law from the performance or observance of any obligation, covenant or agreement contained in the Lease;


                 (l) The release or discharge of the Company by operation of law, to the extent that such release or discharge may be lawfully avoided, from the performance or observance of any obligation, covenant or agreement contained in this Guaranty Agreement; and


                 (m) The invalidity or unenforceability of the Lease or the Indenture or of any provision of any thereof.


                 SECTION 4. REMEDIES. In the event of a default in the payment of the principal of any of the Bonds or the premium, if any, payable on redemption thereof when and as the same shall become due, whether at the stated maturity thereof, by acceleration, call for redemption or otherwise, or in the event of a default in the payment of any interest on any of the Bonds when and as the same shall become due, or in the event of a default in the payment of the purchase price of any Bond required to be purchased pursuant to the Indenture, the Trustee may proceed directly, and if requested in writing so to do by the holders of twenty-five per cent (25%) in aggregate principal amount of the Bonds then outstanding, shall be obligated, upon the furnishing of satisfactory indemnity as hereinafter provided, to proceed directly against the Company under this Guaranty Agreement without first resorting to any other remedies which it may have and without resorting to any other security held by the Board or the Trustee. Before taking any action hereunder the Trustee may require that satisfactory indemnity be furnished by the holders of the Bonds then outstanding for the reimbursement of all expenses of the Trustee and for the protection of the Trustee against all liabilities, except liabilities which are adjudicated to have resulted from its own gross negligence or willful misconduct.


                 SECTION 5. RIGHT OF ENFORCEMENT VESTED IN TRUSTEE. The right to enforce this Guaranty Agreement is (except to the extent otherwise specifically provided) vested exclusively in the Trustee for the equal and pro rata benefit of all holders at any time of the Bonds, unless the Trustee refuses or neglects to act within a reasonable time after being requested in writing so to do by the holders of twenty-five per cent (25%) in aggregate principal amount of the Bonds then outstanding and after being furnished satisfactory indemnity as aforesaid, in which event the holder of any of the Bonds may thereupon so act in the name and behalf of the Trustee; provided, however, that no such holder shall be entitled to take any action to enforce this Guaranty Agreement if and to the extent that the taking of such action would under applicable





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law result in a surrender, impairment, waiver or loss of the rights under this
Guaranty Agreement of any other holders of any of the Bonds. Except to the extent allowed above, no holder of any of the Bonds shall have the right to enforce this Guaranty Agreement, and then only for the equal and pro rata benefit of the holders of all of the Bonds.


                 SECTION 6. WAIVERS. The Company hereby expressly waives notice in writing or otherwise from the Trustee or from the holders at any time of the Bonds of their or any of their acceptance and reliance on this Guaranty Agreement. The obligations of the Company hereunder shall attach absolutely and unconditionally when the Lease shall have been executed and delivered by the Board and the Bonds shall have been sold and issued under the Indenture. The Company further waives, as to the enforcement of this Guaranty Agreement, all rights of exemption that it may have under the constitution and laws of the State of Alabama or any other state as to any levy on and sale of property; and it will pay all reasonable costs, expenses and fees, including any reasonable attorneys' fees, that may be incurred by the Trustee or any holder of the Bonds in enforcing, or attempting to enforce, this Guaranty Agreement following any default on the part of the Company hereunder, whether the same shall be enforced by suit or otherwise, but if and only if any such party entitled to enforce this Guaranty Agreement is successful in such efforts or a final judgment for such party is rendered by a court of competent jurisdiction.


                 SECTION 7. COMPANY TO MAINTAIN EXISTENCE. So long as this Guaranty Agreement shall remain effective, the Company will maintain its existence and will not merge, consolidate or dispose of all or substantially all its assets (either in a single transaction or in a series of related transactions) except as permitted in the Lease.


                 SECTION 8. DELAY NO WAIVER. No delay in the exercise of, or failure to exercise any, right, remedy or power accruing upon any default or failure in the performance of any obligation under this Guaranty Agreement shall impair any such right, remedy or power or shall be construed to be a waiver thereof, but any such right, remedy or power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Trustee or any holder or former holder of a Bond to exercise any right, remedy or power reserved to it in this Guaranty Agreement, it shall not be necessary to give any notice, other than such notice as may be herein expressly required. If the Company should default in the performance of any obligation under this Guaranty Agreement and such default should thereafter be waived by the Trustee, such waiver shall be limited to the particular default so waived. No waiver, amendment, release or modification of this Guaranty Agreement shall be established by conduct, custom or course of dealing, but solely by an instrument in writing duly executed by the Trustee.


                 SECTION 9. NOTICES. All notices, demands, requests and other communications hereunder shall be deemed sufficient and properly given if in writing and delivered in person to the following addresses or received by certified or registered mail, postage prepaid, at such addresses:





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                 (a)      If to the Board:

                          The Industrial Development Board of the
                                  City of Demopolis
                          City Hall
                          Demopolis, Alabama  36732


                 (b)      If to the Company:

                          McClain of Alabama, Inc.
                          6200 Elmridge
                          Sterling Heights, Michigan  48313


                 (c)      If to the Trustee:

                          LaSalle National Bank - Corporate Trust
                          135 South LaSalle Street
                          Chicago, Illinois  60603


Any of the above-mentioned parties may, by like notice, designate any further or different addresses to which subsequent notices shall be sent. A copy of any notice given to the Board, the Company or the Trustee pursuant to the provisions of this Guaranty Agreement shall also be given to the other parties to whom notice is not herein required to be given, but the failure to give a copy of such notice to any party claiming the right to receive it pursuant to this sentence shall not invalidate such notice or render it ineffective unless notice to such party is otherwise herein expressly required. Any notice hereunder signed on behalf of the notifying party by a duly authorized attorney at law shall be valid and effective to the same extent as if signed on behalf of such party by a duly authorized officer or employee.


                 SECTION 10. AMENDMENTS. This Guaranty Agreement may only be amended as provided in the Indenture.


                 SECTION 11. BINDING EFFECT. This Guaranty Agreement shall be binding upon, and shall inure to the benefit of, the Company, the Trustee and the holders from time to time of the Bonds and their respective successors and assigns.


                 SECTION 12. TERMINATION UPON PAYMENT OF BONDS. The Company's obligations hereunder shall cease and terminate upon full payment of the principal of and the interest and premium (if any) on the Bonds as provided in the Indenture.





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                 SECTION 13.  SEVERABILITY.  The provisions of this Guaranty
Agreement are severable. In the event any portion, provision, section or clause hereof is held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any of the remaining portions, provisions, sections or clauses hereof. This Guaranty Agreement shall be governed exclusively by the applicable laws of the State of Alabama.





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                 IN WITNESS WHEREOF, the Company and the Trustee have caused this Guaranty Agreement to be executed in their respective names, the Company and the Trustee have caused their respective corporate seals to be hereunto affixed and has caused this Guaranty Agreement to be attested, all by their duly authorized officers, in six (6) counterparts, each of which shall be deemed an original, and the Company and the Trustee have caused this Guaranty Agreement to be dated as of April 1, 1997.


                                           McCLAIN OF ALABAMA, INC.


                                           By
                                              ---------------------------------

                                           Its
                                              ---------------------------------

Attest:



------------------------------------
      Its Secretary


                                           LASALLE NATIONAL BANK


                                           By
                                              -------------------------------
                                                Its Assistant Vice President

Attest:



-----------------------------------
      Its Assistant Secretary





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STATE OF _______________         )
                                 :
COUNTY OF _______________        )


                 I, the undersigned, a Notary Public in and for said county in said state, hereby certify that ______________________________, whose name as _______________________ of MCCLAIN OF ALABAMA, INC., a Michigan corporation, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the within instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.


                 GIVEN under my hand and official seal of office, this _____ day of _______________, 1997.




                                   -----------------------------------------
                                                Notary Public

[NOTARIAL SEAL]                    My Commission Expires:
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STATE OF _______________             )
                                     :
COUNTY OF _______________            )


                 I, the undersigned, a Notary Public in and for said county in said state, hereby certify that ESTELITA TUCKER, whose name as Assistant Vice President of LASALLE NATIONAL BANK, a national banking association, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the within instrument, she, as such officer and with full authority, executed the same voluntarily for and as the act of said association.


                 GIVEN under my hand and official seal of office, this ____ day of _______________, 1997.



                                     ----------------------------------------
                                                 Notary Public

[NOTARIAL SEAL]                       My Commission Expires:
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